SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2004

                           Commission File No. 1-11781


                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)

                      Ohio                            1-0676346
       -------------------------------    ---------------------------------
      (State or other jurisdiction        (IRS Employer Identification No.)
       of Incorporation)

            7777 Washington Village Dr., Suite 130 Dayton, Ohio 45459
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (937) 428-6360



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.  The following is furnished as an exhibit to this Form 8-K pursuant to Item 601 of Regulation S-K:

 99.1   Press release of the Company dated February 25, 2004



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 25, 2004, Dayton Superior Corporation issued a press release containing summary financial results for the fourth quarter of 2003 and the full year ended December 31, 2003. A copy of the press release is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference:



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DAYTON SUPERIOR CORPORATION



                                    By: /s/Edward J. Puisis
                                        -------------------------
                                        Name: Edward J. Puisis
                                        Title: Vice President and
                                        Chief Financial Officer

Date:  February 25, 2004